                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 10, 2005


                            The Lamson & Sessions Co.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Ohio                        1-313                   34-0349210
-------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


      25701 Science Park Drive, Cleveland, Ohio                 44122-7313
    ---------------------------------------------             --------------
      (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (216) 464-3400
                                                           --------------


-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 10, 2005, The Lamson & Sessions Co. (the "Company") issued a press release revising its estimates for net sales for the third quarter of 2005; revising its earnings estimate range for the third quarter of 2005 and for the full year 2005. A copy of such press release is included as Exhibit 99.1 hereto and incorporated herein by reference.

         This Form 8-K and the attached Exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:
         --------

              Number        Exhibit
              ------        -------

               99.1         Press release, dated October 10, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE LAMSON & SESSIONS CO.

                                          By: /s/ James J. Abel
                                          --------------------------------
                                          Name:  James J. Abel
                                          Title: Executive Vice President,
                                                 Secretary, Treasurer and
                                                 Chief Financial Officer


Dated:  October 10, 2005

                                INDEX TO EXHIBITS



         NUMBER           EXHIBIT
         ------           -------

          99.1            Press release, dated October 10, 2005